UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 26, 2004

Lifecore Biomedical, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-4136	41-0948334
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3515 Lyman Boulevard, Chaska, Minnesota		55318
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-368-4300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On October 26, 2004, Lifecore Biomedical, Inc. (the "Company") made the following restricted stock awards to its executive officers:

Name-Title-Number of Restricted Shares Awarded

Dennis J. Allingham-President and Chief Executive Officer-20,000
Andre P. Decarie-Vice President of Sales and Marketing, Oral Restorative Division-10,000
Larry D. Hiebert-Vice President of Operations-10,000
David M. Noel-Vice President of Finance and Chief Financial Officer-10,000

Such restricted stock awards were made pursuant to the shareholder approved Lifecore Biomedical, Inc. 1996 Stock Plan (the "1996 Stock Plan"), a copy of which is on file with the Securities and Exchange Commission as Exhibit 4.1 to the Company’s Form S-8 registration statement, File No. 333-18515. The form of restricted stock award agreement to be used in connection with awards under the 1996 Stock Plan (the "Form Agreement"), including the awards to the officers listed above, is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
The restricted shares are subject to certain restrictions set forth in the Form Agreement and the 1996 Stock Plan during the period (the "Restriction Period") commencing on the award date and ending on the fourth anniversary of the award date or upon achievement of certain earnings per share goals set forth in the recipient’s agreement. The restricted shares vest at the earlier of (1) the fourth anniversary of the award date, or (2) in installments, upon achievement of certain earnings per share goals as described in the recipient’s agreement. Upon vesting, the restrictions on the restricted shares lapse and the shares become transferable and non-forfeitable. If the recipient’s employment is terminated prior to the fourth anniversary of the award date, the recipient’s unvested restricted shares are immediately forfeited; provided, however, that if the recipient’s employment is terminated by reason of death, disability, or retirement (each as defined in the Form Agreement), the restrictions with respect to such unvested restricted shares lapse and the shares become transferable and non-forfeitable as of the date of such termination. In addition, all restrictions with respect to restricted shares lapse if there is a Significant Change in the Company (as defined in the Form Agreement). Each recipient is entitled to receive any cash dividends or other distributions made with respect to the restricted shares, unless and until such shares are forfeited.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.
The following exhibit is being filed with this Form 8-K:
10.1 Form of Restricted Stock Award Agreement for participants under the Lifecore Biomedical, Inc. 1996 Stock Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifecore Biomedical, Inc.

November 1, 2004	By:	Dennis J. Allingham

Name: Dennis J. Allingham
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement for participants under the Lifecore Biomedical, Inc. 1996 Stock Plan.